Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of SheerVision, Inc. (the "Company") for the for the fiscal quarter ended February 28, 2010 filed with the Securities and Exchange Commission (the "Report"), I, Suzanne Lewsadder, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: April 19, 2010

By:	/s/ Suzanne Lewsadder
Suzanne Lewsadder Chief Executive Officer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to SheerVision, Inc. and will be retained by SheerVision, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.